UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________ Form 8-K _______________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

  Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2018, Brad W. Kruchten, age 58, Senior Vice President, Eastman Kodak Company (the “Company”) and President, Print Systems Division, notified the Company of his intention to retire effective April 24, 2018 (the “Effective Date”).  John O’Grady, age 54, Senior Vice President, Eastman Kodak Company and President, Consumer and Film Division, has been appointed to succeed Mr. Kruchten as President, Print Systems Division, on the Effective Date.  Upon the Effective Date, Mr. O’Grady will receive a one-time special cash recognition payment of $100,000, an increase in his base salary from $365,000 to $420,000 and an increase in his target percentage opportunity under the Executive Compensation for Excellence and Leadership bonus plan from 50% to 70%.  Since December 1, 2017, Mr. O’Grady has been President, Consumer and Film Division, which is the Company’s most consumer-facing division, with responsibility for motion picture and commercial films, synthetic chemicals, and consumer products, including products from Kodak brand licensees.  From January 2016 to December 2017, Mr. O’Grady was General Manager, Worldwide Sales, Print Systems Division.  In this role, he managed the sales, service and regional marketing for the Print Systems Division on a worldwide basis in addition to the go-to-market back office operations for the Company.  From January 2015 to December 2015, Mr. O’Grady was Managing Director of the Europe, United States and Canada, Australia and New Zealand (EUCAN) Region, and from December 2010 to December 2014, he was Managing Director, U.S. & Canada Region.  The Board of Directors elected Mr. O’Grady a corporate vice president in March 2007, and a senior vice president in August 2016.  Mr. O’Grady joined the Company in 1997.

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Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

The following exhibit relating to Item 5.02 of this Form 8-K is furnished herewith:

Exhibit No.     Exhibit

99.1Press release issued by Eastman Kodak Company dated April 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Senior Vice President, General Counsel and Secretary

 Date: April 9, 2018

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